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Exhibit 10.1

FIRST AMENDMENT

        FIRST AMENDMENT (this "Amendment"), dated as of June 13, 2003, among PRIMEDIA INC., a Delaware corporation (the "Borrower"), the lending institutions listed from time to time party to the Credit Agreement referred to below (each a "Bank" and, collectively, the "Banks"), BANK OF AMERICA, N.A. as Syndication Agent (the "Syndication Agent"), THE BANK OF NEW YORK and THE BANK OF NOVA SCOTIA, as Co-Documentation Agents, (in such capacity, the "Co-Documentation Agents") and JPMORGAN CHASE BANK (f/k/a The Chase Manhattan Bank), as Administrative Agent (the "Administrative Agent"). Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as therein defined.

W I T N E S S E T H:

        WHEREAS, the Borrower, the Banks, the Syndication Agent, the Co-Documentation Agents and the Administrative Agent have entered into a Credit Agreement, dated as of June 20, 2001 (the "Credit Agreement"); and

        WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to amend certain provisions of the Credit Agreement as provided herein;

        NOW THEREFORE, it is agreed;

        A.    Amendment to the Credit Agreement

          1.     Section 8.11 of the Credit Agreement is hereby amended by deleting the table appearing therein in its entirety and inserting the following new table in lieu thereof:

Period	Ratio
Effective Date to and including June 30, 2004	6.00 to 1.00
July 1, 2004 to and including December 31, 2004	5.75 to 1.00
January 1, 2005 to and including December 31, 2005	5.50 to 1.00
January 1, 2006 to and including December 31, 2006	5.00 to 1.00
January 1, 2007 and thereafter	4.50 to 1.00

        B.    Miscellaneous Provisions

          1.     In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants to each of the Banks that (i) all of the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the Amendment Effective Date (as defined below), both before and after giving effect to this Amendment (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date), and (ii) there exists no Default or Event of Default on the Amendment Effective Date, both before and after giving effect to this Amendment.

          2.     This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          3.     This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

          4.     THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          5.     This Amendment shall become effective on the date (the "Amendment Effective Date") (i) when the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent at the Notice Office and (ii) when the Borrower has caused proceeds from the sale of Seventeen (or such other funds as the Borrower may determine to use in its discretion) in the amount of $26,000,000 to be wired to the Administrative Agent for application as a voluntary prepayment of the Term Loans A in the amount of $5,000,000 and a voluntary prepayment of the Term Loans B in the amount of $21,000,000 and has effected a voluntary permanent reduction of the Total Unutilized Revolving Loan Commitment in the amount of $24,000,000.

          6.     From and after the Amendment Effective Date, all references in the Credit Agreement and in the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

*    *    *

2

        IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.

PRIMEDIA INC.
By:	/s/ MATTHEW A. FLYNN Title: SVP, Chief Financial Officer & Treasurer

[Signature Page to the Amendment to the Credit Agreement]

JPMORGAN CHASE BANK, Individually and as Administrative Agent
By:	/s/ JOAN M. FITZGIBBON
	Title:	Joan M. Fitzgibbon Managing Director

[Signature Page to the Amendment to the Credit Agreement]

Addison CDO, Limited (#1279)
By:	Pacific Investment Management Company LLC, as its Investment Advisor
	By:	/s/ MOHAN V. PHANSALKAR Mohan V. Phansalkar Executive Vice President

[Signature Page to the Amendment to the Credit Agreement]

AIMCO CDO Series 2000-A
By:	/s/ JERRY D. ZINKULA Title: JERRY D. ZINKULA
[By:	/s/ DOROTHY E. EVEN Title:] DOROTHY E. EVEN

[Signature Page to the Amendment to the Credit Agreement]

AIMCO CLO Series 2001-A
By:	/s/ JERRY D. ZINKULA Title: JERRY D. ZINKULA
[By:	/s/ DOROTHY E. EVEN Title:] DOROTHY E. EVEN

[Signature Page to the Amendment to the Credit Agreement]

ALLSTATE LIFE INSURANCE COMPANY
By:	/s/ JERRY D. ZINKULA Title: JERRY D. ZINKULA
[By:	/s/ DOROTHY E. EVEN Title:] DOROTHY E. EVEN

[Signature Page to the Amendment to the Credit Agreement]

APEX (IDM) CDO I, LTD.
By:	David L. Babson & Company Inc. as Collateral Manager
By:	/s/ ADRIENNE MUSGNUG Title:]
ELC (CAYMAN) LTD.
By:	David L. Babson & Company Inc. as Collateral Manager
[By:	/s/ ADRIENNE MUSGNUG Title:]
ELC (CAYMAN) LTD. CDO SERIES 1999-I
By:	David L. Babson & Company Inc. as Collateral Manager
[By:	/s/ ADRIENNE MUSGNUG Title:]
ELC (CAYMAN) LTD. 1999-II
By:	David L. Babson & Company Inc. as Collateral Manager
[By:	/s/ ADRIENNE MUSGNUG Title:]
ELC (CAYMAN) LTD. 1999-III
By:	David L. Babson & Company Inc. as Collateral Manager
[By:	/s/ ADRIENNE MUSGNUG Title:]

[Signature Page to the Amendment to the Credit Agreement]

APEX (Trimaran) CDO I, LTD. By Trimaran Advisors, L.L.C.
By:	/s/ DAVID M. MILLISON
	Name:	David M. Millison
	Title:	Managing Director

[Signature Page to the Amendment to the Credit Agreement]

ARES III CLO Ltd.
By:	ARES CLO Management LLC
By:	/s/ DAVID A. SACHS
	Name:	DAVID A. SACHS
	Title:	VICE PRESIDENT
Ares IV CLO Ltd.
By:	Ares CLO Management IV, L.P., Investment Manager
By:	Ares CLO GP IV, LLC, Its Managing Member
By:	/s/ DAVID A. SACHS
	Name:	DAVID A. SACHS
	Title:	VICE PRESIDENT
ARES V CLO Ltd.
By:	ARES CLO Management V, L.P., Investment Manager
By:	ARES CLO GP V, LLC, Its Managing Member
By:	/s/ DAVID A. SACHS
	Name:	DAVID A. SACHS
	Title:	VICE PRESIDENT

[Signature Page to the Amendment to the Credit Agreement]

Athena CDO, Limited (#1277)
By:	Pacific Investment Management Company LLC, as its Investment Advisor
	By:	/s/ MOHAN V. PHANSALKAR Mohan V. Phansalkar Executive Vice President

[Signature Page to the Amendment to the Credit Agreement]

Bank of America N.A.
By:	/s/ JAMES T. GILLAND James T. Gilland Managing Director

[Signature Page to the Amendment to the Credit Agreement]

CAPTIVA II FINANCE LTD.
By:	/s/ PAUL COPE Title: Director

[Signature Page to the Amendment to the Credit Agreement]

CAPTIVA III Finance Ltd. (Acct. 275), as advised by Pacific Investment Management Company LLC
By:	/s/ DAVID DYER
	Name:	David Dyer
	Title:	Director

[Signature Page to the Amendment to the Credit Agreement]

CAPTIVA IV Finance Ltd. (Acct. 1275), as advised by Pacific Investment Management Company LLC
By:	/s/ DAVID DYER
	Name:	David Dyer
	Title:	Director

[Signature Page to the Amendment to the Credit Agreement]

Catalina CDO Ltd. (#1287)
By:	Pacific Investment Management Company LLC, as its Investment Advisor
	By:	/s/ MOHAN V. PHANSALKAR Mohan V. Phansalkar Executive Vice President

[Signature Page to the Amendment to the Credit Agreement]

Citadel Hill 2000 LTD
By:	/s/ STEPHEN LOCKHART
	Title:	STEPHEN LOCKHART AUTHORIZED SIGNATORY

[Signature Page to the Amendment to the Credit Agreement]

Citibank, N.A.
By:	/s/ JOHN P. JUDGE
	Title:	VICE PRESIDENT

[Signature Page to the Amendment to the Credit Agreement]

Clydesdale CLO 2001-1, LTD
NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS COLLATERAL MANAGER	By:	/s/ RICHARD W. STEWART
		Title:	Richard W. Stewart Managing Director
[By:
Title:]

[Signature Page to the Amendment to the Credit Agreement]

CRESCENT/MACH I PARTNERS, L.P.
By: TCW Asset Management Company Its Investment Manager
By:	/s/ MATTHEW A. MILLER
	Name:	MATTHEW A. MILLER
	Title:	VICE PRESIDENT
By:	/s/ JONATHAN R. INSULL
	Name:	JONATHAN R. INSULL
	Title:	MANAGING DIRECTOR

[Signature Page to the First Amendment to the Primedia Inc. Credit Agreement]

CSAM Funding I
By:	/s/ ANDREW H. MARSHAK
	Title:	ANDREW H. MARSHAK AUTHORIZED SIGNATORY
[By:
Title:]

[Signature Page to the Amendment to the Credit Agreement]

DELANO Company (#274)
By:	Pacific Investment Management Company LLC, as its Investment Advisor
	By:	/s/ MOHAN V. PHANSALKAR Mohan V. Phansalkar Executive Vice President

[Signature Page to the Amendment to the Credit Agreement]

EASTMAN HILL FUNDING I, LIMITED
By: TCW Asset Management Company, as its Collateral Manager
By:	/s/ MARK L. GOLD
	Name:	MARK L. GOLD
	Title:	Managing Director

[Signature Page to the First Amendment to the Primedia Inc. Credit Agreement]

ELC (CAYMAN) LTD. 2000-I
By:	David L. Babson & Company Inc. as Collateral Manager
By:	/s/ ADRIENNE MUSGNUG
Title:
BILL & MELINDA GATES FOUNDATION
By:	David L. Babson & Company Inc. as Investment Adviser
[By:	/s/ ADRIENNE MUSGNUG
Title:]
MAPLEWOOD (CAYMAN) LIMITED
By:	David L. Babson & Company Inc. under delegated authority from Massachusetts Mutual Life Insurance Company as Investment Manager
[By:	/s/ ADRIENNE MUSGNUG
Title:]
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By:	David L. Babson & Company Inc. as Investment Adviser
[By:	/s/ ADRIENNE MUSGNUG
Title:]

[Signature Page to the Amendment to the Credit Agreement]

ELT LTD.
By:	/s/ ANN E. MORRIS
	Title:	ANN E. MORRIS AUTHORIZED AGENT

[Signature Page to the Amendment to the Credit Agreement]

EXCEL BANK MINNESOTA
By:	/s/ NATHALIA ARMITAGE
	Title:	Vice President

First Dominion Funding I
By:	/s/ ANDREW H. MARSHAK
	Title:	ANDREW H. MARSHAK AUTHORIZED SIGNATORY
[By:
Title:]

[Signature Page to the Amendment to the Credit Agreement]

First Dominion Funding II
By:	/s/ ANDREW H. MARSHAK
	Title:	ANDREW H. MARSHAK AUTHORIZED SIGNATORY
[By:
Title:]

[Signature Page to the Amendment to the Credit Agreement]

First Dominion Funding III
By:	/s/ ANDREW H. MARSHAK
	Title:	ANDREW H. MARSHAK AUTHORIZED SIGNATORY
[By:
Title:]

[Signature Page to the Amendment to the Credit Agreement]

Flagship CLO 2001—I
by:	Flagship Capital Management, Inc.
By:	/s/ ERIC S. MEYER
Name	Eric S. Meyer
Title:	Director

[Signature Page to the Amendment to the Credit Agreement]

Flagship CLO II
by:	Flagship Capital Management, Inc.
By:	/s/ ERIC S. MEYER
Name:	Eric S. Meyer
Title:	Director

[Signature Page to the Amendment to the Credit Agreement]

FLEET NATIONAL BANK
By:	/s/ DENIS D. HAMBOYAN Title: Managing Director

FRANKLIN CLO I LIMITED
By:	/s/ RICHARD HSU
	Title:	Richard Hsu Vice President

[Signature Page to the Amendment to the Credit Agreement]

FRANKLIN CLO II LIMITED
By:	/s/ RICHARD HSU
	Title:	Richard Hsu Vice President

[Signature Page to the Amendment to the Credit Agreement]

FRANKLIN FLOATING RATE DAILY ACCESS
By:	/s/ RICHARD HSU
	Title:	Richard Hsu Asst. Vice President

[Signature Page to the Amendment to the Credit Agreement]

FRANKLIN FLOATING RATE TRUST
By:	/s/ RICHARD HSU
	Title:	Richard Hsu Asst. Vice President

[Signature Page to the Amendment to the Credit Agreement]

Galaxy CLO 1999-1 Ltd.
By:	/s/ W. JEFFREY BAXTER
	Title:	W. Jeffrey Baxter Vice President

[Signature Page to the Amendment to the Credit Agreement]

GENERAL ELECTRIC CAPITAL CORPORATION
By:	/s/ ROBERT M. KADLICK
	Name:	Robert M. Kadlick
	Title:	Duly Authorized Signatory

[Signature Page to the Amendment to the Credit Agreement]

GoldenTree High Yield Opportunities I, LP
By:	GoldenTree Asset Management, LP
/s/ FREDERICK S. HADDAD Frederick S. Haddad

GoldenTree High Yield Opportunities II, LP
By:	GoldenTree Asset Management, LP
/s/ FREDERICK S. HADDAD Frederick S. Haddad

GoldenTree Loan Opportunities I, Limited
By:	GoldenTree Asset Management, LP
/s/ FREDERICK S. HADDAD Frederick S. Haddad

Hamilton CDO, Ltd.
By:	Stanfield Capital Partners LLC As its Collateral Manager
By:	/s/ CHRISTOPHER A. BONDY
	Title:	Christopher A. Bondy Partner

[Signature Page to the Amendment to the Credit Agreement]

HarbourView CLO IV, Ltd.
By:	/s/ BILL CAMPBELL
	Title:	Bill Campbell Manager
[By:

Title:]

[Signature Page to the Amendment to the Credit Agreement]

Highland Legacy Limited
By:	Highland Capital Management, L.P. As Collateral Manager
By:	/s/ TODD TRAVERS
Title:
[By:	Todd Travers Senior Portfolio Manager Highland Capital Management, LP.
Title:]

[Signature Page to the Amendment to the Credit Agreement]

Highland Loan Funding V Ltd.
By:	Highland Capital Management, L.P. As Collateral Manager
By:	/s/ TODD TRAVERS
Title:
[By:	Todd Travers Senior Portfolio Manager Highland Capital Management, LP.
Title:]

[Signature Page to the Amendment to the Credit Agreement]

INDOSUEZ CAPITAL FUNDING IIA, LIMITED By: Indosuez Capital as Portfolio Advisor
By:	/s/ CHARLES KOBAYASHI
Name: Charles Kobayashi
Title: Principal and Portfolio Manager
INDOSUEZ CAPITAL FUNDING III, LIMITED By: Indosuez Capital as Portfolio Advisor
By:	/s/ CHARLES KOBAYASHI
Name: Charles Kobayashi
Title: Principal and Portfolio Manager
INDOSUEZ CAPITAL FUNDING VI, LIMITED By: Indosuez Capital as Collateral Manager
By:	/s/ CHARLES KOBAYASHI
Name: Charles Kobayashi
Title: Principal and Portfolio Manager

[Signature Page to the Amendment to the Credit Agreement]

ING PRIME RATE TRUST
By:	ING Investments, LLC as its Investment manager
By:	/s/ JEFFREY A. BAKALAR
Name: JEFFREY A. BAKALAR
Title: SENIOR VICE PRESIDENT

[Signature Page to the Amendment to the Credit Agreement]

Jissekikun Funding, Ltd. (#1288)
By:	Pacific Investment Management Company LLC, as its Investment Advisor
	By:	/s/ MOHAN V. PHANSALKAR Mohan V. Phansalkar Executive Vice President

[Signature Page to the Amendment to the Credit Agreement]

JUPITER FUNDING TRUST
By:	/s/ ANN E. MORRIS
	Title:	ANN E. MORRIS AUTHORIZED AGENT

[Signature Page to the Amendment to the Credit Agreement]

KZH CNC LLC
By:	/s/ DORIAN HERRERA
	Title:	DORIAN HERRERA AUTHORIZED AGENT
[By:
Title:]

[Signature Page to the Amendment to the Credit Agreement]

KZH CRESCENT LLC
By:	/s/ DORIAN HERRERA
	Title:	DORIAN HERRERA AUTHORIZED AGENT
[By:
Title:]

[Signature Page to the Amendment to the Credit Agreement]

KZH CRESCENT-2 LLC
By:	/s/ DORIAN HERRERA
	Title:	DORIAN HERRERA AUTHORIZED AGENT
[By:
Title:]

[Signature Page to the Amendment to the Credit Agreement]

KZH CRESCENT-3 LLC
By:	/s/ DORIAN HERRERA
	Title:	DORIAN HERRERA AUTHORIZED AGENT
[By:
Title:]

[Signature Page to the Amendment to the Credit Agreement]

Merrill Lynch Capital Corporation
By:	/s/ CHANTAL D. SIMSON
	Title:	Managing Director

[Signature Page to the Amendment to the Credit Agreement]

[OTHER LENDER] Metropolitan Life Insurance Company
By:	/s/ JAMES DINGLER
	Title:	Director
[By:
Title:]

[Signature Page to the Amendment to the Credit Agreement]

ML CLO XV PILGRIM AMERICA (CAYMAN) LTD,
By:	ING Investments, LLC as its investment manager
By:	/s/ JEFFREY A. BAKALAR
Name:	JEFFREY A. BAKALAR
Title:	SENIOR VICE PRESIDENT

[Signature Page to the Amendment to the Credit Agreement]

Morgan Stanley Prime Income Trust
By:	/s/ SHEILA A. FINNERTY
	Title:	Sheila A. Finnerty Executive Director

[Signature Page to the Amendment to the Credit Agreement]

MUIRFIELD TRADING LLC
By:	/s/ ANN E. MORRIS
	Title:	ANN E. MORRIS ASST VICE PRESIDENT

[Signature Page to the Amendment to the Credit Agreement]

OLYMPIC FUNDING TRUST, SERIES 1999-1
By:	/s/ ANN E. MORRIS
	Title:	ANN E. MORRIS AUTHORIZED AGENT

[Signature Page to the Amendment to the Credit Agreement]

Oppenheimer Senior Floating Rate Fund
By:	/s/ BILL CAMPBELL
	Title:	Bill Campbell Manager
[By:
Title:]

[Signature Page to the Amendment to the Credit Agreement]

Pam Capital Funding, Ltd
By:	Highland Capital Management, L.P. As Collateral Manager
By:	/s/ TODD TRAVERS
Title:
[By:	Todd Travers Senior Portfolio Manager Highland Capital Management, L.P.
Title:]

[Signature Page to the Amendment to the Credit Agreement]

Pamco Cayman Ltd
By:	Highland Capital Management, L.P. As Collateral Manager
By:	/s/ TODD TRAVERS
Title:
[By:	Todd Travers Senior Portfolio Manager Highland Capital Management, L.P.
Title:]

[Signature Page to the Amendment to the Credit Agreement]

PUTNAM DIVERSIFIED INCOME TRUST
/s/ BETH MAZOR
By:	Beth Mazor
Title:	Vice President

PUTNAM MASTER INCOME TRUST
/s/ BETH MAZOR
By:	Beth Mazor
Title:	V.P.

PUTNAM MASTER INTERMEDIATE INCOME TRUST
/s/ BETH MAZOR
By:	Beth Mazor
Title:	V.P.

PUTNAM PREMIER INCOME TRUST
/s/ BETH MAZOR
By:	Beth Mazor
Title:	V.P.

PUTNAM VARIABLE TRUST—PVT DIVERSIFIED INCOME FUND
/s/ BETH MAZOR
By:	Beth Mazor
Title:	V.P.

Restoration Funding CLO, Ltd By: Highland Capital Management, L.P. As Collateral Manager
By:	/s/ TODD TRAVERS Title:
[By:	/s/ TODD TRAVERS
	Title:]	Senior Portfolio Manager Highland Capital Management, L.P.

[Signature Page to the Amendment to the Credit Agreement]

RIVIERA FUNDING LLC
By:	/s/ ANN E. MORRIS
	Title:	ANN E. MORRIS ASST VICE PRESIDENT

[Signature Page to the Amendment to the Credit Agreement]

ROSEMONT CLO, LTD.
By:	Deerfield Capital Management LLC as its Collateral Manager
	By:	/s/ MARK E. WITTNEBEL Title: Senior Vice President

[Signature Page to the Amendment to the Credit Agreement]

ROYALTON COMPANY (#280)
By:	Pacific Investment Management Company LLC, as its Investment Advisor
	By:	/s/ MOHAN V. PHANSALKAR Mohan V. Phansalkar Executive Vice President

[Signature Page to the Amendment to the Credit Agreement]

Sankaty Advisors, LLC, as Collateral Manager for Brant Point II CBO 2000-1 LTD., as Term Lender
By:	/s/ DIANE J. EXTER
	Title:	DIANE J. EXTER MANAGING DIRECTOR PORTFOLIO MANAGER
[By:	Title:]

[Signature Page to the Amendment to the Credit Agreement]

Sankaty Advisors, LLC as Collateral Manager for Great Point CLO 1999-1 LTD., as Term Lender
By:	/s/ DIANE J. EXTER
	Title:	DIANE J. EXTER MANAGING DIRECTOR PORTFOLIO MANAGER
[By:	Title:]

[Signature Page to the Amendment to the Credit Agreement]

Sankaty Advisors, LLC as Collateral Manager for Race Point II CLO, Limited, as Term Lender
By:	/s/ DIANE J. EXTER
	Title:	DIANE J. EXTER MANAGING DIRECTOR PORTFOLIO MANAGER
[By:	Title:]

[Signature Page to the Amendment to the Credit Agreement]

SAWGRASS TRADING LLC
By:	/s/ ANN E. MORRIS
	Title:	ANN E. MORRIS ASST VICE PRESIDENT

[Signature Page to the Amendment to the Credit Agreement]

SEQUILS I, LTD.
By:	TCW Advisors, Inc. as its Collateral Manager
By:	/s/ MATTHEW A. MILLER
Name:	MATTHEW A. MILLER
Title:	VICE PRESIDENT
By:	/s/ JONATHAN R. INSULL
Name:	JONATHAN R. INSULL
Title:	MANAGING DIRECTOR

[Signature Page to the First Amendment to the Primedia Inc. Credit Agreement]

SEQUILS IV, LTD.
By:	TCW Advisors, Inc. as its Collateral Manager
By:	/s/ MATTHEW A. MILLER
Name:	MATTHEW A. MILLER
Title:	VICE PRESIDENT
By:	/s/ JONATHAN R. INSULL
Name:	JONATHAN R. INSULL
Title:	MANAGING DIRECTOR

[Signature Page to the First Amendment to the Primedia Inc. Credit Agreement]

SEQUILS-Cumberland I, Ltd.
By:	Deerfield Capital Management LLC as its Collateral Manager
By:	/s/ MARK E. WITTNEBEL
	Title:	Senior Vice President

[Signature Page to the Amendment to the Credit Agreement]

SEQUILS-MAGNUM, LTD. (#1280)
By:	Pacific Investment Management Company LLC, as its Investment Advisor
	By:	/s/ MOHAN V. PHANSALKAR Mohan V. Phansalkar Executive Vice President

[Signature Page to the Amendment to the Credit Agreement]

SEQUILS—PILGRIM I, LTD
By:	ING Investments, LLC as its Investment manager
By:	/s/ JEFFREY A. BAKALAR
Name:	JEFFREY A. BAKALAR
Title:	SENIOR VICE PRESIDENT

[Signature Page to the Amendment to the Credit Agreement]

SIMSBURY CLO, LIMITED By: David L. Babson & Company Inc. under delegated authority from Massachusetts Mutual Life Insurance Company as Collateral Manager
[By:	/s/ ADRIENNE MUSGNUG Title:]
SUFFIELD CLO, LIMITED By: David L. Babson & Company Inc. as Collateral Manager
[By:	/s/ ADRIENNE MUSGNUG Title:]
TRYON CLO LTD. 2000-I By: David L. Babson & Company Inc as Collateral Manager
[By:	/s/ ADRIENNE MUSGNUG Title:]

[Signature Page to the Amendment to the Credit Agreement]

Smoky River CDO, L.P., By RBC Leveraged Capital as Portfolio Advisor
By:	/s/ MELISSA MARANO
Name: Melissa Marano Title: Partner

[Signature Page to the Amendment to the Credit Agreement]

Stanfield Carrera CLO, Ltd. By: Stanfield Capital Partners LLC as its Asset Manager
By:	/s/ CHRISTOPHER A. BONDY
	Title:	Christopher A. Bondy Partner

[Signature Page to the Amendment to the Credit Agreement]

Stanfield Quattro CLO, Ltd. By: Stanfield Capital Partners LLC As its Collateral Manager
By:	/s/ CHRISTOPHER A. BONDY
	Title:	Christopher A. Bondy Partner

[Signature Page to the Amendment to the Credit Agreement]

TCW SELECT LOAN FUND, LIMITED
By: TCW Advisors, Inc. as its Collateral Manager
By:	/s/ MATTHEW A. MILLER
Name: MATTHEW A. MILLER
Title: VICE PRESIDENT
By:	/s/ JONATHAN R. INSULL
Name: JONATHAN R. INSULL
Title: MANAGING DIRECTOR

[Signature Page to the Amendment to the Primedia Inc. Credit Agreement]

The Bank of New York
/s/ ROBERT W. PIERSON By: Robert W. Pierson Title: Vice President

[Signature Page to the Amendment to the Credit Agreement]

The Bank of Nova Scotia
By:	/s/ JOHN W. CAMPBELL Title: Managing Director

[Signature Page to the Amendment to the Credit Agreement]

The University of Chicago By: GoldenTree Asset Management, LP
/s/ FREDERICK S. HADDAD Frederick S. Haddad

TORONTO DOMINION (NEW YORK), INC.
By:	/s/ GWEN ZIRKLE
	Title:	GWEN ZIRKLE VICE PRESIDENT

[Signature Page to the Amendment to the Credit Agreement]

VAN KAMPEN SENIOR FLOATING RATE FUND By: Van Kampen Investment Advisory Corp.
By:	/s/ CHRISTINA JAMIESON
	Title:	CHRISTINA JAMIESON VICE PRESIDENT

VAN KAMPEN SENIOR INCOME TRUST By: Van Kampen Investment Advisory Corp.
By:	/s/ CHRISTINA JAMIESON
	Title:	CHRISTINA JAMIESON VICE PRESIDENT

WINGED FOOT FUNDING TRUST
By:	/s/ ANN E. MORRIS
	Title:	ANN E. MORRIS AUTHORIZED AGENT

[Signature Page to the Amendment to the Credit Agreement]

WF Foundation By: Golden Tree Asset Management, LP
/s/ FREDERICK S. HADDAD Frederick S. Haddad

Windsor Loan Funding, Limited By: Stanfield Capital Partners LLC as its Investment Manager
By:
	Title:	Christopher A. Bondy Partner

[Signature Page to the Amendment to the Credit Agreement]

Wrigley CDO, Ltd. (#1285)
By:	Pacific Investment Management Company LLC, as its Investment Advisor
	By:	/s/ MOHAN V. PHANSALKAR Mohan V. Phansalkar Executive Vice President

[Signature Page to the Amendment to the Credit Agreement]

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FIRST AMENDMENT